UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 4, 2005


                          U.S. TELESIS HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                       0-50299                62-0201385
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


      41 Commonwealth Avenue, Boston, MA                            02116
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  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (609) 844-7755



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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.


BUSINESS

         Effective May 4, 2005, U.S. Telesis Holdings, Inc, a Delaware corporation (the "Company") acquired Catcher, Inc., a Delaware corporation ("Catcher"), through a series of stock purchases with the shareholders of Catcher (the "Acquisition"), pursuant to which Catcher became a wholly-owned subsidiary of the Company. In connection with the Acquisition, the Company acquired (i) all of the issued and outstanding shares of common stock of Catcher in exchange for an aggregate of 34,911,900 shares of authorized, but theretofore unissued, shares of common stock, $.001 par value, of the Company (the "Common Stock"), (ii) all of the issued and outstanding Series A Preferred Stock of Catcher in exchange for 733,778 shares of authorized, but theretofore unissued, Series A Preferred Stock, $.001 par value, of the Company (the "Series A Preferred Stock") (which Series A Preferred Stock shall have the right to vote on an as-converted basis for 42,265,613 shares of Common Stock until the effectiveness of the reverse stock split described in Item 5.03 of this Form 8-K). In addition, the Company assumed Catcher's obligations under its issued and outstanding warrants to purchase Catcher's common stock to issue an aggregate of 32,402,600 shares of Common Stock to the warrant holders.

         Prior to the Acquisition, there were 12,825,000 shares of the Company's Common Stock outstanding. Immediately following the Acquisition, there are 47,736,900 shares of Common Stock outstanding and warrants to purchase 32,402,600 shares of Common Stock. Following consummation of the 1 for 7.2 reverse stock split described in Item 5.03 of this Form 8-K, the Series A Preferred Stock shall convert into 5,870,223 shares of Common Stock. Accordingly, following such reverse stock split, there will be 12,500,348 shares of Common Stock outstanding and warrants to purchase 4,500,361 shares of Common Stock.

         Catcher, Inc. is a developmental-stage company which has designed a portable, ruggedized wireless, hand-held GPS-based command control device as a result of multiple years of research and development efforts. Utilizing proprietary operating software, the CATCHERTM offers critical real-time wireless communications for security and operations personnel through the convergence of voice, video, data and biometric capabilities to enhance public safety and security for both private and government facilities. Currently, the CATCHERTM device is in the final development stage with the first beta tests of the units scheduled to begin in the fourth quarter of 2005.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         Effective May 4, 2005, immediately prior to the Acquisition, Catcher sold to accredited investors at the closing of a private placement offering 162,013 Units at $27.78 per Unit for an aggregate purchase price of $4,500,721. In making such sale, Catcher relied on the exemption from registration provided by Section 506 of Regulation D. Each Unit was comprised of (i) 2 shares of common stock, $.001 par value, of Catcher for an aggregate of 324,026 shares of


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common stock, (ii) a Series A Warrant entitling the holder to purchase one share of common stock of Catcher at $20.84 per share exercisable for a period of five years, and (iii) a Series B Warrant entitling the holder to purchase one share of common stock at $27.78 per share for a period of five years (the Series A Warrants and Series B Warrants, together, the "Warrants").

         In connection with the Acquisition (described above in Item 2.01), the accredited investors exchanged each share of common stock of Catcher for 100 shares of Common Stock of the Company. In addition, the Company effectively assumed Catcher's obligations under the Warrants with respect to the Company's own common stock on an as-exchanged basis.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT.


         With the issuance of 34,911,900 shares of Common Stock to holders of common stock of Catcher and 733,778 shares of Preferred Stock to holders of preferred stock of Catcher in connection with the Acquisition, the former holders of capital stock of Catcher became the holders of approximately 85.5% of the voting securities of the Company. The change of control of the Company was effected solely by the issuance of newly issued shares of the Company to the former shareholders of Catcher upon the Acquisition without any other consideration.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (a) Not applicable.

         (b) Effective on May 5, 2005, immediately following the Acquisition, Jules Benge Prag IV resigned as a Director and Secretary of the Company and Nicolas Rigopulos resigned as President and Chief Executive Officer of the Company. By resolution of the Board of Directors, dated May 5, 2005, Ira Tabankin was appointed a director of the Company to fill the vacancy created by the resignation of Jules Benge Prag IV. See Item 5.02(c) of this report on Form 8-K. The Board of Directors appointed Charles Sander as President and Chief Executive Officer and Ira Tabankin as Secretary of the Company. See Items 5.02(a) and 5.02(c) of this report on Form 8-K.

         In addition, immediately following the Acquisition, a majority of stockholders of the Company among other things, authorized by resolution to fix the number of directors of the Company at five and to elect Charles Sander, Ira Tabankin and Rear Admiral (Ret.) Cathal Flynn as directors of the Company with authority to fill the two vacancies on the Board of Directors. Such stockholder consent will become effective upon compliance with applicable regulatory rules and regulations.


         (c) See 5.02(d)

         (d) The following is information related to the persons appointed by the directors on May 5, 2005 to fill vacancies and the persons elected by the stockholders. The effectiveness of elections of the directors by the stockholders is subject to compliance with the applicable

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regulatory rules and regulations.  Prior to the Acquisition, such persons had no relationship with the Company.


NAME                      AGE                POSITION
----------------------  -------- -----------------------------------------------
Charles Sander             56    President, Chief Executive Officer and Director
Ira Tabankin               55    Secretary and Director
Rear Admiral (Retired)     66    Director
  Cathal Flynn

CHARLES SANDER, Director, President and Chief Executive Officer. Mr. Sander has more than 30 years' experience in the aviation security/operations arena. He was last Vice President and Partner of the Global Transportation sector for Unisys Corp. Mr. Sander was Vice President and General Manager at Tyco, where he launched Tyco's aviation security group. He was also Vice President at Ogden Professional Services and Vice President for Aviation Sales at ScanZ Communications, Inc. Mr. Sander has had his own aviation consulting company. Mr. Sander started his professional career as a military air traffic controller and also held the position of BWI airport general manager. Mr. Sander will also serve as President and Chief Executive Officer of Catcher.

IRA J. TABANKIN. Secretary and Director. Mr. Tabankin has more than 30 years' experience developing and launching new products for such companies as SHARP Electronics, NovAtel Communications, Robert Bosch and Cadence Design Services. Ira was also Chief Strategic Officer of ScanZ Communications, Inc. Mr. Tabankin was a pioneer in the wireless industry, in great part responsible for launching cellular into consumer channels and developed color/consumer friendly phones in 1987. Mr. Tabankin will also serve as the sole director, Chairman and Chief Technical Officer of Catcher.

REAR ADMIRAL (RET.) CATHAL FLYNN. Director. Rear Admiral Flynn began his naval career in 1960. In 30 years of active service, he served mainly in areas of naval special warfare, joint special operations, measures to combat terrorism, and international security affairs. Promoted to Rear Admiral in 1985, he served successively as Commander, Naval Security and Investigative Command (and concurrently as Assistant Director of Naval Intelligence for Counterintelligence and Anti-terrorism), Director of Plans and Policy, US Special Operations Command, and Deputy Assistant Secretary of Defense for Special Operations. After retiring in 1990, Rear Admiral Flynn joined Science Applications International Corporation. He concurrently served on committees of the National Research Council and the Defense Science Board. From 1993 to 2000, Rear Admiral Flynn was the Associate Administrator for Civil Aviation Security in the Federal Aviation Administration.


COMPENSATION OF CERTAIN PERSONS

         Catcher was formed on April 20, 2005 and paid no compensation to its officers and directors prior to the Acquisition. Messers. Tabankin and Sander, as founders of Catcher were each issued 160,728.5 shares of Series A Preferred Stock of Catcher, which stock was purchased by the Company from each of Messrs. Tabankin and Sander for 279,042.625 shares of the Company's Series A Preferred Stock. Following the conversion of the Series A Preferred Stock


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of the Company following the 7.2 for 1 reverse split (described in Item 5.03 of this Form 8-K), each of Messrs. Tabankin and Sander will hold 2,232,341 shares, or approximately, 17.9% of the Company's Common Stock.

RELATED PARTY TRANSACTIONS

         Catcher entered into an employment agreement with Mr. Sander effective as of the closing of the Acquisition pursuant to which Mr. Sander is employed as the Chief Executive Officer of Catcher and the Company. The current term of the agreement expires May 4, 2008 but will be automatically renewed for additional three-year periods until either party gives the other party written notice of its intent not to renew at least 60 days prior but no more than 90 days prior to the end of the term. Mr. Sander's base salary is $250,000 per annum. Mr. Sander is entitled to participate in Catcher's bonus program which will be dependent upon the achievement of certain milestones and to participate in any stock option plan that the Company may have in effect for executive employees of Catcher. If his employment agreement is terminated under certain circumstances, Mr. Sander will be entitled to severance payments equal to up to two years of his base salary and bonus.

         Catcher entered into an employment agreement with Mr. Tabankin effective as of the closing of the Acquisition pursuant to which Mr. Tabankin is employed as the Chief Technology Officer and Chairman of Catcher. The current term of the agreement expires April 21, 2008 but will be automatically renewed for additional three-year periods until either party gives the other party written notice of its intent not to renew at least 60 days prior but no more than 90 days prior to the end of the term. Mr. Tabankin's base salary is $216,000 per annum. Mr. Tabankin is entitled to participate in Catcher's bonus program which will be dependent upon the achievement of certain milestones and to participate in any stock option plan that the Company may have in effect for executive employees of Catcher. If his employment agreement is terminated under certain circumstances, Mr. Tabankin will be entitled to severance payments equal to up to two years of his base salary and bonus and a royalty equal to 1% of Catcher's gross income for a period of three years following the termination of employment.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

         (a) As soon as practicable following the Acquisition, the certificate of incorporation of the Company will be amended and restated to: (i) change the name of the Company to Catcher Holdings, Inc. and (ii) effect a 7.2 for 1 reverse stock split.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

A. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Catcher was formed on April 21, 2005 and has conducted no business from that time to the time of the Acquisition. It is impractical to provide the required financial statements at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable, but no later than seventy-one calendar days from the date of this filing on Form 8-K.


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B. PRO FORMA FINANCIAL INFORMATION

It is impractical to provide the required financial statements at the date of the filing of this Form 8-K. The required pro forma financial statements will be provided as soon as practicable, but no later than seventy-one calendar days from the date of this filing on Form 8-K.


C. EXHIBITS

      Exhibit 3.1     Form of Series A Warrant issued to investors

      Exhibit 3.2     Form of Series B Warrant issued to investors

      Exhibit 10.1 Form of Preferred Stock Purchase Agreement, dated as of May 4, 2005, by and among the Company, Catcher and the preferred stockholders of Catcher.

      Exhibit 10.2 Form of Stock Purchase Agreement, dated as of May 4, 2005, by and among the Company and the founders holding common stock of Catcher.


       Exhibit 10.3 Form of Stock Purchase Agreement, dated as of May 4, 2005, by and among the Company and the private investors in Catcher holding common stock of Catcher.

      Exhibit 10.4 Form of Registration Rights Agreement, dated as of May 4, 2005, by and among the Company and the persons listed as signatories thereto

      Exhibit 17.1    Letter of Resignation of Jule Benge Prag IV

      Exhibit 17.2    Letter of Resignation of Nicolas Rigupolos








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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            U.S. TELESIS HOLDINGS, INC.


May 9, 2005                                 By:  /s/ Ira Tabankin
                                                 -----------------------
                                                 Name: Ira Tabankin
                                                 Title: Director

















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